SCHEDULE 14A
(RULE 14a – 101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box

[X]	Preliminary proxy statement

[ ]	Confidential, for use of the commission only (as permitted by Rule 14a-6 (e)(2))

[ ]	Definitive proxy statement

[ ]	Definitive additional materials

[ ]	Soliciting materials pursuant to Rule 14a-11 (c) or Rule 14a-12

TANGO INCORPORATED
(Name if Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

    [X]        No Fee Required.

     [   ]        Fee computed on tabled below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

(4)	Proposed maximum aggregate value of transaction

(5)	Total fee paid

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TANGO INCORPORATED
18055 A N.E. Rafael Street
                Portland, Oregon 97230

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 29, 2004

To Our Stockholders:

        Notice is hereby given that an Annual Meeting of Stockholders of Tango Incorporated, a Florida corporation, (the “Company”) will be held on July 29, 2004 at 7:30 a.m. at 18055 A N.E. Rafael Street, Portland, Oregon 97230. During the Annual meeting, the stockholders shall vote on whether to reappoint the current Board of Directors of the Company and shall also vote upon a proposal to approve the recommendation of the Board of Directors for the Company (i) to increase the number of shares outstanding and the attractiveness of the shares to certain investors by engaging in a forward stock split and (ii) to approve a proposal by the Board of Directors for the Company to become a Business Development Corporation.

        Only stockholders of record at the close of business on May 19, 2004 are entitled to notice of and to vote at the Special Meeting or any adjournments of postponements thereof.

        A list of stockholders entitled to vote at the Special meeting will be available at 18055 A N.E. Rafael Street, Portland, Oregon 97230 for a period of ten days prior to the Annual Meeting for examination by any stockholder and at the Annual Meeting.

By Order of the Board of Directors. /s/ Todd Violette Todd Violette Chairman of the Board and Chief Executive Officer

Portland, Oregon
June 16, 2004

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY OUR BOARD OF DIRECTORS, AND RETURN IT TO US. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON SHOULD THEY SO DESIRE.

TANGO INCORPORATED
18055 A N.E. Rafael Street
Portland, Oregon 97230

PROXY STATEMENT FOR SPECIAL
MEETING OF STOCKHOLDERS

        The Board of Directors of Tango Incorporated (the “Company”) presents this Proxy Statement and the enclosed proxy card to the Company’s stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held of July 29, 2004 at 7:30A.M. at 18055 A N.E. Rafael Street, Portland, Oregon 97230 and any adjournment or postponement thereof (the “Meeting”). The Meeting has been called for the stockholders to approve the reappointment of the Board of Directors of the Company as well as a recommendation of the Board of Directors for the Company to increase the number of shares outstanding and the attractiveness of the shares to certain investors by engaging in a forward stock split. The Meeting has also been called for the stockholders to approve a proposal by the Board of Directors for the Company to become a Business Development Corporation.

        The current Board includes Todd Violette, and Sameer Hirji. The Board believes the reappointment of these individuals to the Board is in the best interests of the Company’s stockholders.

        The Board may determine that proceeding with the transactions below is in the best interests of the Company’s stockholders, and the Board is therefore seeking approval at the Meeting. See “Board Recommendation” below.

        If the Company chooses to proceed with the forward stock split, it will increase the number of shares currently owned by the Company’s shareholders. The Board currently believes that a three to one forward stock split may be in the best interests of the Company’s stockholders, but requires the flexibility necessary to do what is in the best interests of the Company’s stockholders. Accordingly, the Board is seeking your proxy to preserve the Company’s flexibility to move forward with this action if the Board continues to believe it is in the best interests of the Company’s stockholders to do so.

        The Company also reserves the right to proceed with the transaction if determined by the Company to be appropriate under the circumstances and in the best interests of stockholders.

        If the Company proceeds to become a Business Development Corporation, it would allow the Company to raise additional funding for the continued growth and development of its operations, and would also allow the Company to develop a larger investor base. The Board currently believes that becoming a Business Development Corporation is in the best interests of the Company’s stockholders but requires the flexibility to do what is in the best interests of the Company’s stockholders. Accordingly, the Board is seeking your proxy to preserve the Company’s flexibility to move forward with this action is the Board continues to believe it is in the best interests of the Company’s stockholders to do so.

        The Company also reserves the right to proceed with the transaction if determined by the Company to be appropriate under the circumstances and in the best interests of stockholders.

      General

        The Board of Directors has recommended that the Company undertake a forward stock split, thereby increasing the number of shares outstanding and the attractiveness of said shares to certain investors

        There is no assurance that the forward stock split will be consummated or if consummated, that such forward stock split will be on the same terms as anticipated at this time. The Company reserves the right not to proceed with such transaction or to modify its terms at any time after taking into account all the facts and circumstances. For any transaction that would require stockholder approval, the Company does not, however, intend to modify the proposed terms in a manner that would have a material adverse impact on the Company’s stockholders without seeking further stockholder approval of such terms.

        The Board if Directors has recommended that the Company undertake the transaction of becoming a Business Development Corporation, thereby allowing it to raise additional funding for its operations and to develop a larger investor base.

        There is no assurance that becoming a Business Development Corporation will be consummated or if consummated, that such a transaction will be on the same terms as anticipated at this time. The Company reserves the right not to proceed with such transaction or to modify its terms at any time after taking into account all the facts and circumstances. For any transaction that would require stockholder approval, the Company does not, however, intend to modify the proposed terms in a manner that would have a material adverse impact on the Company’s stockholders without seeking further stockholder approval of such terms.

      Board Recommendation

        The Board believes that the reappointment of Todd Violette is in the best interests of the Company and the Company’s shareholders.

        As a result, the Board recommends that you approve the proposal at the Meeting to reappoint Todd Violette to the Board of Directors.

        YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL (“PROPOSAL 1”) AT THE MEETING.

        The Board believes that the reappointment of Sameer Hirji is in the best interests of the Company and the Company’s shareholders.

        As a result, the Board recommends that you approve the proposal at the Meeting to reappoint Sameer Hirji to the Board of Directors.

        YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL (“PROPOSAL 2”) AT THE MEETING.

        The Board believes that a forward stock split is in the best interests of the Company and the Company’s shareholders.

        As a result, the Board recommends that you approve the proposal at the Meeting to undertake a forward stock split.

        YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL (“PROPOSAL 3”) AT THE MEETING.

        The Board believes that becoming a Business Development Corporation is in the best interests of the Company and the Company’s shareholders.

        As a result, the Board recommends that you approve the proposal at the Meeting to become a Business Development Corporation.

        YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL (“PROPOSAL 4”) AT THE MEETING.

The Cost of Soliciting Proxies

        The Company will pay all of the costs of soliciting these proxies, including the cost of preparing, printing and mailing the proxy solicitation materials to the stockholders. Directors and employees of the Company may solicit proxies in person, by telephone or by other electronic means of communication. The Company will not compensate these directors or employees additionally for this solicitation, but the Company may reimburse them for any out-of-pocket expenses which they incur in the process of soliciting the proxies. We will arrange for brokers and other custodians, nominees and fiduciaries to forward the solicitation materials to their principals and the Company will reimburse them for any out-of-pocket expenses which they reasonably incur in the process of forwarding materials.

Charter Document Provisions Potentially Affecting Changes of Control

        The Company has instituted a shareholders rights plan that could dilute the interests of a stockholder who purchases or attempts to purchase certain threshold interests in the Company without the support of the Board. The existence of the shareholders rights plan and similar provisions may have the effect of discouraging a change of control of the Company not supported by its Board.

Incorporation by Reference

        Pursuant to rules governing proxy statements, certain of the information required by such rules is hereby incorporated by reference to the Company’s Form 10-K for the fiscal year ended July 31,2003 and the Company’s form 10-QSB for the fiscal quarter ended April 15, 2004 which was previously filed with the Securities and Exchange Commission.

TANGO INCORPORATED

PROXY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 29, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Todd Violette proxy of the undersigned, with full power of substitution, to vote all of the shares undersigned may be entitled to vote at the Annual Meeting of the Company to be held at 18055 A N.E. Rafael Street, Portland, Oregon 97230 on July 29, 2004 at 10:00 a.m., or at any adjournment or postponement thereof, as shown on the voting side of this card.

        (Continued and to be signed on the reverse side.)

        This proxy will be voted as specified. If a choice is not specified, this proxy will be voted FOR Proposal 1.

ABSTAIN		FOR	AGAINST
1. 2. 3. 4.	Approve the reappointment of Todd Violette to the Board of
  Directors of the Company
Approve the reappointment of Sameer Hirji to the Board of
  Directors of the Company.
Approve the forward stock split plan and actions consistent
  therewith.
	Approve the plan to become a Business Development Corporation.	[ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ]

(Signature)                                                (Signature if held jointly)

Dated: ________________, 2004

NOTE: This Proxy Card should be dated, signed by the stockholder exactly as the stockholder’s name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. Please sign exactly as name (s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian. Please give full title as such.

TANGO INCORPORATED
INSTRUCTION CARD
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 29, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Voting Instructions to:

        I hereby direct that the voting rights pertaining to shares of Common Stock of Tango Incorporated (the “Company”) held by the trustee and attributable to my account in the Plan shall be exercised at the Annual Meeting of Stockholders if the Company to be held at 18055 A N.E. Rafael Street, Portland, Oregon 97230 on July 29, 2004 at 7:30 a.m., or at any adjournment or postponement thereof, as shown on the voting side of this card. IF THE INSTRUCTION CARD IS NOT RETURNED OR IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, THE SHARES CREDITED IN THE PARTICIPANT’S GATEWAY COMMON STOCK FUND ACCOUNT WILL BE VOTED ON THE PROPOSAL IN ACCORDANCE WITH THE TERMS OF THE PLAN.

        (Continued and to be signed on the reverse side.)

        This proxy will be voted as specified. If a choice is not specified, this proxy will be voted FOR Proposal 1.

ABSTAIN		FOR	AGAINST
1. 2. 3. 4.	Approve the reappointment of Todd Violette to the Board of
  Directors of the Company
Approve the reappointment of Sameer Hirji to the Board of
  Directors of the Company.
Approve the forward stock split plan and actions consistent
  therewith.
	Approve the plan to become a Business Development Corporation.	[ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ]

(Signature)                                                (Signature if held jointly)

Dated: ________________, 2004

NOTE: This Proxy Card should be dated, signed by the stockholder exactly as the stockholder’s name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. Please sign exactly as name (s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian. Please give full title as such.